Exhibit 99.3

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 28, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$196	$5	$5	$206
Network Solutions	71	—	11	82
Industrial Solutions	97	9	14	120
Consumer Solutions	37	—	9	46
Total	$401	$14	$39	$454

(1) Includes $7 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales, $4 million of acquisition and integration costs, and $3 million of restructuring charges.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 29, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$178	$57	$3	$238
Network Solutions	64	—	18	82
Industrial Solutions	87	37	—	124
Consumer Solutions	42	—	4	46
Total	$371	$94	$25	$490

(1) Includes $68 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $15 million of acquisition and integration costs, and $11 million of restructuring charges.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 30, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)
	(in millions)
Operating Income:
Transportation Solutions	$196	$3	$—	$199
Network Solutions	53	—	24	77
Industrial Solutions	104	1	1	106
Consumer Solutions	32	—	7	39
Total	$385	$4	$32	$421

(1) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 30, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)
	(in millions)
Operating Income:
Transportation Solutions	$184	$2	$1	$187
Network Solutions	59	—	6	65
Industrial Solutions	90	2	8	100
Consumer Solutions	28	—	3	31
Total	$361	$4	$18	$383

(1) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 30, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$209	$—	$(2)	$207
Network Solutions	102	23	5	130
Industrial Solutions	113	—	22	135
Consumer Solutions	21	—	31	52
Total	$445	$23	$56	$524

(1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 24, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$182	$—	$(12)	$170
Network Solutions	117	10	4	131
Industrial Solutions	125	—	6	131
Consumer Solutions	36	—	3	39
Total	$460	$10	$1	$471

(1) Includes $7 million of restructuring charges, $2 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales, and $1 million of acquisition and integration costs.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 25, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$175	$—	$—	$175
Network Solutions	45	46	1	92
Industrial Solutions	128	—	(6)	122
Consumer Solutions	44	—	—	44
Total	$392	$46	$(5)	$433

(1) Includes $29 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $16 million of restructuring charges, and $1 million of acquisition and integration costs.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 24, 2010

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$163	$—	$1	$164
Network Solutions	36	59	—	95
Industrial Solutions	111	—	2	113
Consumer Solutions	80	—	1	81
Total	$390	$59	$4	$453

(1) Includes $35 million of restructuring charges, $17 million of acquisition and integration costs, and $7 million of non-cash amortization associated with fair value adjustments to acquired inventories and customer order backlog recorded in cost of sales.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$754	$67	$9	$830
Network Solutions	247	—	59	306
Industrial Solutions	378	49	23	450
Consumer Solutions	139	—	23	162
Total	$1,518	$116	$114	$1,748

(1) Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring charges.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 30, 2011

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Solutions	$729	$—	$(13)	$716
Network Solutions	300	138	10	448
Industrial Solutions	477	—	24	501
Consumer Solutions	181	—	35	216
Total	$1,687	$138	$56	$1,881

(1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of acquisition and integration costs.

(2) See description of non-GAAP measures contained in this Form 8-K.